                                                                       EXHIBIT 1
                                                                      MTHM DRAFT
                                                                        12/19/94



                                 $100,000,000

                      CROWN CENTRAL PETROLEUM CORPORATION
                           (a Maryland corporation)

                           ___% Senior Notes due 2005

                             UNDERWRITING AGREEMENT

                             _______________, 1995

                            UNDERWRITING AGREEMENT



                                                             _____________, 1995



CROWN CENTRAL PETROLEUM CORPORATION
One North Charles Street
Baltimore, Maryland  21201

Ladies and Gentlemen:

          This confirms the agreement of Crown Central Petroleum Corporation, a corporation organized pursuant to the laws of the State of Maryland (the "Issuer"), with Chase Securities, Inc. and NationsBanc Capital Markets, Inc. (the "Underwriters"). On the terms and subject to the conditions contained herein, the Issuer proposes to issue, pursuant to an Indenture to be dated as of ________________, 1995 (the "Indenture") between the Issuer and The First National Bank of Boston, as Trustee (the "Trustee"), which will be substantially in the form of the Indenture filed as an exhibit to the Registration Statement referred to below, and to sell to the several Underwriters, $100,000,000 in aggregate principal amount of its ___% Senior Notes due 2005 (the "Securities"). Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

          Section 1.  Registration Statement.  The Issuer represents and
                      ----------------------
warrants that: a registration statement (File No. 33-56429) on Form S-3 ("Form S-3") with respect to the Securities, including a preliminary prospectus, and Amendment No. __ to such registration statement, and as a part thereof a preliminary prospectus, has been filed by the Issuer with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations under said Act (the "Securities Act Rules and Regulations"), in the form heretofore delivered to the Underwriters; no other amendment thereto or document incorporated by reference therein has heretofore been filed with the Commission; and either (a) Amendment No. __ to such registration statement, and as a part thereof a final prospectus, in the form heretofore delivered to the Underwriters is now proposed to be filed with the Commission; or (b) if the Issuer has elected to rely upon Rule 430A ("Rule 430A") of the Securities Act Rules and Regulations, the Issuer will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the Securities Act Rules and Regulations, promptly after execution and delivery of this Agreement (the information, if any, included in such prospectus that was omitted from the prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information"). No amendment thereto other than those described above or to any document incorporated by reference therein will be filed prior to the time such registration statement becomes effective which shall have been disapproved by the Underwriters promptly after reasonable written notice thereof. The Issuer has also filed the Indenture with the Commission pursuant to the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the published rules and regulations under the Trust Indenture Act (together with the Securities Act Rules and Regulations, the "Rules and Regulations"). As used in this Agreement, the term "Preliminary Prospectus" means each preliminary prospectus filed with such registration statement before it becomes effective and any prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of this Agreement; the term "Registration Statement" means such registration statement including all exhibits and financial statements and schedules thereto (but excluding Form T-1) and all documents incorporated or deemed to be incorporated by reference in the prospectus included in such registration statement as amended at the time when it becomes effective and including, if applicable, the Rule 430A Information; and the term "Prospectus" means the final prospectus included in the Registration Statement at the time the Registration Statement becomes effective except that, if the final prospectus first furnished to the Underwriters after the execution of this Agreement for use in connection with the offering of the Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final prospectus first furnished to the Underwriters for such use. References herein to the "Exchange Act" mean the Securities Exchange Act of 1934, as amended, and references to the "Exchange Act Rules and Regulations" mean the published rules and regulations under the Exchange Act. Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be, and in the case of any reference to the Prospectus also shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12(b) of Form S-3, and any supplement or amendment thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b) and prior to the termination of the offering of the Notes by the Underwriters. As used in this Agreement, the term "Incorporated Documents" means the documents which at the time are incorporated by reference pursuant to Item 12 of Form S-3 into the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto.

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          Section 2.  Sale and Delivery of the Securities; Default by
                      ------------------------------------ ----------
Underwriters.  (a)  On the basis of the representations, warranties, agreements
- ------------
and covenants herein contained and subject to the terms and conditions herein set forth, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Issuer, at a purchase price of ______% of the principal amount thereof, plus accrued interest from __________, 1995 to the Closing Date (as defined in Section 2(b) hereof), the respective principal amount of the Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          (b) The Securities which each Underwriter has agreed to purchase hereunder, in definitive form, shall be delivered by or on behalf of the Issuer to the Underwriters for the account of such Underwriter against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks in New York Clearing House (next day) funds to the order of the Issuer at the offices of Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, New York 10005, at 10 A.M., New York City time, on __________, 1995 or at such other time and place not later than the fifth full business day thereafter as the Underwriters and the Issuer may determine, such time of delivery against payment being herein referred to as the "Closing Date." Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligations of each Underwriter hereunder. The Securities so to be delivered will be in such denominations and registered in such names as requested by the Underwriters not less than 48 hours prior to the Closing Date. Such Securities will be made available for checking and packaging at the offices of Chase Securities, Inc., One Chase Manhattan Plaza, New York, New York 10081, at least 24 hours prior to the Closing Date or at such other time and place as may be agreed by the Underwriters.

          (c) If any Underwriter shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter hereunder and such failure to purchase shall constitute a default in the performance of its obligations under this Agreement, the remaining Underwriter shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriter does not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Issuer. In the event of any such default that does not result in a termination of this Agreement, either the Underwriters or the Issuer shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Underwriters may thereby be made necessary. No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

          Section 3.  Offering by the Underwriters.  After the Registration
                      ----------------------------
Statement becomes effective, the several Underwriters propose to offer the Securities for sale to the public upon the terms set forth in the Prospectus.

          Section 4.  Conditions to the Obligations of the Underwriters.  The
                      ------------------------------------ ------------
obligations of the several Underwriters to purchase and pay for the Securities shall be subject to the accuracy of the representations and warranties of the Issuer herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the officers of the Issuer made in any certificate delivered to the Underwriters or their counsel pursuant to the provisions hereof, to the performance by the Issuer of its obligations hereunder and to the following additional conditions:

          (a) The Registration Statement shall have become effective and the Underwriters shall have received a notice thereof, not later than 5:30 P.M., New York City time, on the date of this Agreement, or such later time and date as to which the Underwriters shall have consented; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer or the Underwriters, shall have been threatened or shall be contemplated by the Commission; and all requests of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Underwriters or withdrawn; and the Issuer shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or Prospectus or any document which, upon filing, becomes an Incorporated Document, without the consent of the Underwriters. If the Issuer has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 43OA).

          (b) The Underwriters shall have received an opinion, dated the Closing Date, of [McGuire, Woods, Battle & Boothe][each of McGuire, Woods, Battle & Boothe and Thomas L. Owsley, Esq.], counsel for the Issuer, in form and substance satisfactory to the Underwriters to the effect set forth in Exhibit A hereto.


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

          (c) The Underwriters shall have received an opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy, counsel for the several Underwriters, to the effect that the opinion delivered pursuant to Section 4(b) hereof appears on its face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by the Underwriters, and with respect to the Securities, this Agreement and the Indenture, the legal existence of the Issuer, and such other related matters as the Underwriters may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the Federal law of the United States, the law of the State of New York and the General Corporation Law of the State of Delaware, upon opinions of counsel satisfactory to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers or other appropriate representatives of the Issuer and certificates of public officials.

          (d) On the effective date of this Agreement and also on the Closing Date, the Issuer shall have furnished to the Underwriters letters, dated the date of delivery thereof, of Ernst & Young LLP addressed to the Underwriters in form and substance satisfactory to the Underwriters, to the effect set forth in Exhibit B hereto.

          (e) Neither of the following events shall have occurred on any date during the period subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus:

               (i) the Issuer or any of its subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree; or

               (ii) there shall have been any change in the capital stock (other than as a result of the exercise of the Issuer's outstanding stock options or vesting of its performance vested restricted stock awards) or long-term debt of the Issuer or any of its subsidiaries, or any other change, or any development involving a prospective change, in or affecting the business, management, results of operations, assets, condition (financial or otherwise), stockholders' equity or prospects of the Issuer and its subsidiaries considered as a whole;

     except in each case as described in or contemplated by the Prospectus, the effect of which in any such case described


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

     in clauses (i) or (ii) is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus; and the Underwriters shall have received a certificate, dated the Closing Date, of the chief executive or operating officer and the chief financial officer of the Issuer to the effect that, to the best of their knowledge and belief after reasonable investigation, (A) none of such events has occurred, (B) all of the representations and warranties of the Issuer in this Agreement are true and correct as if made on and as of the Closing Date and (C) the Issuer has performed all obligations and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

          (f) At the Closing Date, the Underwriters shall have received a certificate of the chief financial officer of the Issuer as to certain agreed upon financial matters.

          (g) At the Closing Date, counsel for the Underwriters shall have been furnished with all such documents (including any consents under any agreements to which the Issuer is a party), certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Sections 4(b) and (c) hereof and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Issuer, the performance of the covenants of the Issuer, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Issuer at or prior to the Closing Date in connection with the authorization, issuance and sale of the Securities and the authorization and delivery of the Indenture and any other operative document, each as contemplated in this Agreement, shall be satisfactory in form and substance to the Underwriters and to counsel for the Underwriters.

          The Issuer shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriters shall reasonably request. If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Underwriters on notice to the Issuer at any time at or prior to the Closing Date, and such termination shall be without liability of either party to any other party, except as provided in Section 7 hereof. Notwithstanding any such termination, the provisions of Section 8 hereof shall remain in effect.


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

          Section 5.  Representations and Warranties of the Issuer.  The Issuer
                      ------------------------------------- ------
represents and warrants to, and agrees with each of the several Underwriters that:

          (a) The Issuer and the transactions contemplated by this Agreement meet the requirements for the use of Form S-3 and the Issuer has filed with the Commission under the Securities Act in conformity with such Act, the Trust Indenture Act and the Rules and Regulations a registration statement as described in Section 1 hereof, including a Preliminary Prospectus; one or more amendments to or changes in such registration statement have been or may be so filed; and either (i) the Issuer proposes to file prior to the effectiveness of such registration statement an additional amendment, copies of which have heretofore been delivered to the Underwriters or (ii) if the Issuer elects to rely upon Rule 430A, the Issuer proposes to file a final Prospectus with the Commission pursuant to Rule 424(b) of the Securities Act Rules and Regulations.

          (b) The Registration Statement and the Prospectus and any amendments or supplements thereto, as of their respective effective or issue dates, complied or will comply as to form in all material respects with the requirements of the Securities Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations.

          (c) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the requirements of the Securities Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Issuer by any Underwriter expressly for use therein (the "Underwriter Information"). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the Closing Date, (A) the Registration Statement and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with, and will comply in all material respects with the requirements of, the Securities Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations;
     (B) neither the Registration Statement nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with the Underwriter Information. The statements in the Prospectus under the headings "Prospectus Summary -- The Offering" and "Description of the Notes" insofar as such statements purport to summarize certain provisions of the Securities and the Indenture, provide an accurate summary of such provisions in all material respects.

          (d) The Incorporated Documents heretofore filed, at the time they were filed with the Commission (or if any amendment to any such document was filed, at the time such amendment was filed), complied in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations, and any further Incorporated Documents so filed will, when they are filed, comply in all material respects with the requirements of the Exchange Act and the Exchange Act Rules and Regulations; when read together with the other information in the Prospectus, at the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Date, no such document (or amendment thereto, if any) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) The Issuer and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with full power and authority (corporate and other) to own their properties and conduct their respective businesses as described in the Prospectus, and are duly qualified to transact business as foreign corporations in good standing under the laws of each jurisdiction where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to so qualify could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, management, results of operations, assets, condition (financial or otherwise), stockholders' equity or prospects of the Issuer and its subsidiaries considered as a whole or on the ability of the Issuer to perform its obligations under this Agreement, the Indenture or the Securities (a "Material Adverse Effect"); the Issuer had at the dates indicated an authorized capitalization as set forth in the Prospectus, and the issued shares of capital stock of the Issuer have been duly authorized and validly issued and are fully paid and non-assessable, and the outstanding shares of capital stock of each of the subsidiaries of the Issuer have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned beneficially by the Issuer directly, or indirectly through one or more of the other subsidiaries, free and clear of all liens, encumbrances, equities and claims. Neither the Company nor any of its subsidiaries is in violation of its respective corporate charter or bylaws; and neither the Company nor any of its subsidiaries is in default (nor has an event occurred that with notice, lapse of time or both would constitute a default) in the performance of any obligation, agreement or condition contained in any agreement, lease, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties is bound, where such default could reasonably be expected to have a Material Adverse Effect.

          (f) The Issuer has full power and authority to enter into and perform this Agreement and the Indenture and to issue, sell and deliver the Securities to be sold by it to the several Underwriters as provided herein and therein. No consent, approval, authorization, order, registration or qualification of or filing with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement, the Indenture and the Securities by the Issuer, or the consummation by the Issuer of the transactions contemplated hereby and thereby, except such as have been obtained or, if the Registration Statement has not yet become effective, will be obtained under the Securities Act and Trust Indenture Act and such as may be required under state securities or blue sky laws or by the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the several Underwriters. The issuance, offer, sale and delivery of the Securities, execution, delivery and performance of this Agreement, the Indenture and the Securities by the Issuer, and the consummation by the Issuer of the transactions contemplated hereby and thereby does not and will not conflict with or result in a breach or violation by the Issuer or any of its subsidiaries, as the case may be, of any of the terms or provisions of, constitute a default by the Issuer or any of its subsidiaries, as the case may be, under, or result in the creation or imposition of any lien, charge, security interest, encumbrance, claim or other restriction upon any properties or assets of the Issuer or any of its subsidiaries, as the case may be, pursuant to the terms of, any (A) indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement, note, bond, debenture, lease or other agreement or instrument to which the Issuer or any of its subsidiaries, as the case may be, is a party or to which any of them or any of their respective properties is subject, (B) the charter or bylaws of the Issuer or any of its subsidiaries, as the case may be, or (C) any statute, judgment, decree, order, injunction, rule or regulation of any court, governmental agency or regulatory agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their respective properties or assets.

          (g) The execution and delivery of, and the performance by the Issuer of its obligations under, the Indenture have been duly authorized by all necessary corporate action of the Issuer. At the Closing Date, the Indenture will be duly qualified under the Trust Indenture Act and, when executed and delivered by the Issuer and assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The issuance, execution and delivery of the Securities have been duly authorized by all necessary corporate action of the Issuer and, when executed, issued and delivered by the Issuer and authenticated by the Trustee and paid for in accordance with this Agreement, the Securities will be the legal, valid and binding obligations of the Issuer, entitled to the benefits of the Indenture, which will be in substantially the form filed as an exhibit to the Registration Statement, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). The Securities and the Indenture will conform to the descriptions thereof in the Prospectus. The execution and delivery of this Agreement by the Issuer have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Issuer and constitutes the legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or by policies underlying such laws.

          (h) Except as described or referred to in the Prospectus, there is not pending, or to the knowledge of the Issuer threatened or contemplated, any action, suit, proceeding, inquiry or investigation, to which the Issuer or any of its subsidiaries is a party, or to which the property of the Issuer or any of its subsidiaries is subject, before or brought by any court or governmental or administrative agency or body, which, if determined adversely to the Issuer or any of its subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or could reasonably be expected to affect materially and adversely the consummation of the offering of the Securities pursuant to this Agreement and the transactions contemplated in the Prospectus under "Use of Proceeds"; all pending legal or governmental proceedings to which the Issuer or any of its subsidiaries is a party or that affect any of their respective properties that are not described in the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result, in the aggregate, in a Material Adverse Effect.

          (i) The consolidated financial statements and the related notes included or incorporated by reference in the Registration Statement, in any Preliminary Prospectus or in the Prospectus present fairly the consolidated financial position, results of operations, cash flows and stockholders' equity of the Issuer and its subsidiaries as of the dates and for the periods therein indicated and have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, except as otherwise stated therein. The financial statement schedules, if any, included in the Registration Statement (or incorporated by reference therein), present fairly in accordance with GAAP the information required to be stated therein. The selected financial data, summary financial data and other financial and statistical data included in the Registration Statement, in any Preliminary Prospectus or in the Prospectus present fairly in accordance with the Securities Act Rules and Regulations the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included in the Registration Statement; and no other financial statements or pro forma financial statements are required to be included in the Registration Statement, in any Preliminary Prospectus and in the Prospectus. Ernst

     & Young LLP, who have certified certain financial statements as set forth in their reports included in the Registration Statement and Prospectus and each Preliminary Prospectus, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (j) Except as described in or contemplated by the Registration Statement and the Prospectus, subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus, (i) neither the Issuer nor any of the Subsidiaries has sustained any loss or interference with its business or properties from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which could reasonably be expected to have a Material Adverse Effect; and (ii) there has not been any change in the capital stock (other than as a result of the exercise of the Company's outstanding stock options or vesting of its performance vested restricted stock awards) or long-term debt of the Issuer or any of its subsidiaries, or any other material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, results of operations, assets, condition (financial or otherwise), stockholders' equity or prospects of the Issuer and its subsidiaries considered as a whole.

          (k) The Issuer and each of its subsidiaries have good and marketable title to all property (real and personal) and assets, described in the Prospectus as owned by them, free and clear of all liens, charges, security interests, encumbrances, claims, or other restrictions, except such as are described in the Prospectus or do not interfere with the use made and proposed to be made of such properties by the Issuer and its subsidiaries and could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect; and all of the leases and subleases material to the business of the Issuer and its subsidiaries taken as a whole, and under which the Issuer or any of its subsidiaries holds properties described in the Prospectus, are valid, subsisting and enforceable and neither the Issuer nor any of its subsidiaries has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Issuer or any of its subsidiaries under such leases or subleases, or affecting or questioning the rights of the Issuer or any of its subsidiaries to the continued possession of the leased or subleased premises under any such lease or sublease, which claims could reasonably be expected to have a Material Adverse Effect.

          (l) Each of the Issuer and its subsidiaries owns or possesses all governmental licenses, permits, certificates, consents, orders, approvals and other authorizations

     (including those required by applicable Environmental Laws (as defined below)) that are or were necessary to own, lease, construct and operate its properties and to conduct its business as presently conducted by it and described in the Registration Statement and the Prospectus, except where the failure to own or possess such licenses, permits, certificates, consents, orders, approvals and other authorizations could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (collectively, "Material Licenses"); all of the Material Licenses are valid and in full force and effect, except where the invalidity of such Material License or the failure of such Material License to be in full force and effect could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; the Issuer and its subsidiaries have fulfilled and performed all of their respective obligations with respect to such Material Licenses, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Material Licenses; and none of the Issuer or any of its subsidiaries has received any notice of proceedings relating to revocation, modification or termination of any such Material Licenses which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (m) Each of the Issuer and its subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, trademarks, service marks, trade names and know-how (including trade secrets and other patentable and/or unpatentable proprietary or confidential information or procedures) (collectively, "intellectual property") necessary to carry on its business as presently operated by it, except where the failure to own or possess or have the ability to acquire any such intellectual property could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and none of the Issuer or any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any intellectual property or of any facts which would render any intellectual property invalid or inadequate to protect the interest of the Issuer or any of its subsidiaries therein which infringement or conflict could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (n) None of the Issuer or any of its subsidiaries has taken, or will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Securities; and none of the Issuer or any of its subsidiaries has distributed or will distribute any prospectus (as such term is defined in the Securities Act and the Rules and Regulations) in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, the Registration Statement or other materials, if any, permitted by the Securities Act or the Rules and Regulations.

          (o) None of the Issuer or any of its subsidiaries is an "investment company" or an entity "controlled by" an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the published rules and regulations thereunder.

          (p) Except as described in the Prospectus, the Issuer and its subsidiaries comply in all material respects with all Environmental Laws, except to the extent that failure to comply with such Environmental Laws could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in the Prospectus, none of the Issuer or any of its subsidiaries is the subject of any pending or, to the knowledge of the Issuer, threatened Federal, state or local investigation evaluating whether any remedial action by the Issuer or any of its subsidiaries is needed to respond to a release of any Hazardous Materials (as defined below) into the environment, resulting from the Issuer's or any of its subsidiaries' business operations or ownership or possession of any of their properties or assets or is in contravention of any Environmental Law that could reasonably be expected to result, individually or in the aggregate, in a fine or penalty in excess of $100,000 or in a Material Adverse Effect. Except as described in the Prospectus, none of the Issuer or any of its subsidiaries has received any notice or claim, nor are there pending or, to the knowledge of the Issuer, threatened lawsuits against them, with respect to violations of or liabilities under an Environmental Law or in connection with any release of any Hazardous Material into the environment that could reasonably be expected to result in a Material Adverse Effect. As used herein, "Environmental Laws" means any Federal, state or local law or regulation applicable to the Issuer's or any of its subsidiaries' business operations or ownership or possession of any of their properties or assets relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants and contaminants, and "Hazardous Materials" means those substances, wastes, pollutants or contaminants that are regulated by or form the basis of liability under any Environmental Laws.

          (q) No labor dispute exists with the employees of the Issuer or any of its subsidiaries or, to the knowledge of the Issuer, is imminent; and the Issuer has no reason to believe that the relationship of the Issuer and its subsidiaries with their unions or employees could reasonably be expected to have a Material Adverse Effect.

          (r) Except as disclosed in the Prospectus, all United States Federal income tax returns of the Issuer and its subsidiaries required by law to be filed have been timely filed (taking into account extensions granted by the applicable Federal governmental agency) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the nonpayment of which could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. All other corporate franchise and income tax returns of the Issuer and its subsidiaries required to be filed pursuant to applicable foreign, state or local laws have been filed, except insofar as the failure to file such returns could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided and except for such taxes the nonpayment of which could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

          (s) The Issuer and each of its subsidiaries maintain (and in the future will maintain) a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (t) The Issuer and each of its subsidiaries is in compliance with, and each such entity has not received any notice of any outstanding violation of, all laws, regulations, ordinances and rules (other than Environmental Laws) applicable to it and its operations, except, in either case, where any failure by the Issuer or any of its subsidiaries to comply with any such law, regulation, ordinance or rule could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.

          (u) Neither the issuance, sale or delivery of the Securities nor the application of the proceeds thereof by the Issuer as set forth in the Registration Statement will violate Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (v) All statutes, governmental regulations and contracts and other documents required to be described in the Registration Statement, the Prospectus or any Incorporated Documents included therein or to be filed as exhibits to the Registration Statement or to the Incorporated Documents included therein have been described in the Registration Statement, the Prospectus or the Incorporated Documents included therein, as the case may be, or filed as exhibits to the Registration Statement or to the Incorporated Documents included therein, as required.

          (w) There are no holders of securities of the Issuer or any of its subsidiaries who, pursuant to any agreement, understanding or otherwise, have any right to have securities of the Issuer or any of its subsidiaries registered under the Securities Act pursuant to the Registration Statement, other than pursuant to this Agreement.

          (x) The Issuer and its subsidiaries maintain insurance, with insurers of recognized financial responsibility, of the types and in the amounts that are reasonable for the businesses operated by them in accordance with customary industry practice, all of which insurance is in full force and effect.

          Any certificate signed by an officer of the Issuer or any of its subsidiaries and delivered to the Underwriters or to counsel for the Underwriters at or prior to the Closing Date pursuant to any section of this Agreement or the transactions contemplated hereby shall be deemed a representation and warranty by the Issuer or such subsidiary, as the case may be, to each Underwriter as to the matters covered thereby.

          Section 6.  Covenants of the Issuer.  The Issuer covenants and agrees
                      -----------------------
with each of the Underwriters that:

          (a) The Issuer will use its best efforts to cause the Registration Statement and any subsequent amendments thereto to become effective as promptly as possible, and if the Issuer elects to rely on Rule 430A will comply with the requirements of Rule 430A, and will not file any amendment to the Registration Statement or any supplement to the Prospectus or, prior to the end of the period of time referred to in Section 6(d) hereof, file any document which, upon filing, becomes an Incorporated Document, unless the Underwriters shall previously have been advised and furnished with a copy a reasonable time prior to the proposed filing and the Underwriters or their counsel shall not have reasonably objected to the proposed filing. During the time when a Prospectus is required to be delivered under the Securities Act, the Issuer will comply in all material respects with all requirements imposed upon it by the Securities Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, and the Issuer will prepare and file with the Commission, promptly upon reasonable request by the Underwriters, any amendments to the Registration Statement or any Incorporated Document or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause the same to become effective as promptly as possible. The Issuer will advise the Underwriters, promptly after it receives notice or obtains knowledge thereof, of the time when the Registration Statement, any amendment thereto or to any Incorporated Document or any amended Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed or of the receipt of any comments from the Commission and will furnish the Underwriters with copies thereof.

          (b) The Issuer will advise the Underwriters, promptly after it receives notice or obtains knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the use of any Preliminary Prospectus or the Prospectus, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution or threatening of any proceeding for any such purpose or (iv) any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and each of the Issuer and its subsidiaries will use its best efforts to prevent the issuance of any such order and, in each such case, if any such order is issued, to obtain the lifting thereof as promptly as possible.

          (c) The Issuer will arrange for the qualification of the Securities under the blue sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities contemplated by this Agreement; provided, however, that in connection therewith the Issuer shall not be required to qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to execute a general consent to service of process in any jurisdiction where it is not now so subject. The Issuer and the Subsidiaries will file such statements and reports as may be required by the laws of each state or other jurisdiction in which the Securities have been qualified as above provided in order to complete the distribution contemplated by this Agreement. The Issuer will also supply the Underwriters with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as the Underwriters may reasonably request and for preparation of a survey thereof.

          (d) If, at any time after the effective date of the Registration Statement when a prospectus relating to the Securities is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary during such period to amend or supplement the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Securities Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations, the Issuer will promptly notify the Underwriters thereof and will prepare and file with the Commission, at its own expense, an appropriate amendment or supplement (or an appropriate filing under the Exchange Act) which will correct such statement or omission or which will effect such compliance. Neither the Underwriters' consent to, nor the Underwriters' delivery of, any such amendment or supplement or other document shall constitute a waiver of any of the conditions set forth in this Agreement.

          (e) The Issuer has furnished or will furnish to the Underwriters, without charge, copies of the Registration Statement (three of which will be signed and will be accompanied by all exhibits and Incorporated Documents), each Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request, including exhibits and documents filed therewith or incorporated by reference therein and signed copies of all consents and certificates of experts. The Issuer has hereby consented to the use of such copies for purposes permitted by the Securities Act. The Issuer will deliver to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Issuer and the Subsidiaries have elected to rely upon Rule 430A, as soon as practicable after this Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request. The Issuer and its subsidiaries will comply in all material respects with the Securities Act, the Trust Indenture Act, the Rules and Regulations, the Exchange Act and the Exchange Act Rules and Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus.

          (f) The Issuer will apply the net proceeds from the sale of the Securities to be sold by it hereunder as set forth under "Use of Proceeds" in the Prospectus.

          (g) The Issuer will make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement, an earnings statement of the Issuer and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Issuer, Rule 158).

          (h) The Issuer, during the period when the Prospectus is required to be delivered under the Securities Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the time the Registration Statement becomes effective.

          (i) For a period of five years after the Closing Date, the Issuer will furnish to the Underwriters copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Issuer to the holders of the Securities or to security holders of its publicly issued securities generally.

          (j) If the Issuer has elected to rely upon Rule 430A, the Issuer will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

          (k) The Issuer and its subsidiaries will not prior to the expiration of 180 days after the date of the Prospectus, directly or indirectly, issue, offer to sell, grant any option for the sale of, or otherwise dispose of any debt securities of the Issuer or any subsidiary (other than the

     Securities) other than with the prior written consent of Chase Securities, Inc.

          (l) Neither the Issuer nor any affiliate of the Issuer does business with the government of Cuba or with any person or affiliate located in Cuba, and the Issuer has complied, and will comply, with all of the provisions of Florida H.B. 1771, as codified in Sec. 517.075 Florida Statutes, 1987, as amended, and all regulations promulgated thereunder.

          Section 7.  Expenses.  (a)  The Issuer agrees with the several
                      --------
Underwriters that: (i) whether or not the transactions contemplated in this Agreement are consummated or this Agreement becomes effective or is terminated, the Issuer will pay all fees and expenses incident to the performance of its obligations hereunder, including, but not limited to, (A) the Commission's registration fee, (B) the expenses of printing, filing and distributing the Master Agreement Among Underwriters, this Agreement, the Underwriters' Questionnaire, the Master Selected Dealer Agreement, the Registration Statement (including exhibits), the Indenture, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, and the blue sky and legal investment memoranda and any supplements thereto, and any other document in connection with the offering, purchase, sale and delivery of the Securities, (C) fees and expenses of accountants and counsel for the Issuer, (D) expenses of qualification of the Securities under state blue sky and securities laws and in connection with blue sky and legal investment surveys, including the fees and disbursements of counsel to the several Underwriters in connection therewith,
(E) fees in connection with filings with the NASD, including filing fees and the fees and disbursements of counsel to the several Underwriters in connection therewith, (F) fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (G) any fees charged by securities rating services for rating the Securities, (H) all miscellaneous expenses referred to in Item 14 of the Registration Statement, (I) the delivery of the Securities to the Underwriters and (J) all other costs and expenses incident to the performance of its obligations hereunder which are not specifically provided for in this
Section 7; (ii) all out-of-pocket expenses, including counsel fees, disbursements and expenses, incurred by the several Underwriters in connection with investigating, preparing to market and marketing the Securities and proposing to purchase and purchasing the Securities under this Agreement will be borne and paid by the Issuer if this Agreement is terminated by the Underwriters on account of the failure, refusal or inability on the part of the Issuer to perform all obligations and satisfy all conditions to the obligations of the Underwriters set forth in Section 4; and (iii) the Issuer will pay the costs and charges of its transfer agent and registrar and the cost of preparing the certificates for the Securities.

          (b) Except as otherwise expressly provided in this Section 7, the Underwriters agree to pay all of their expenses in connection with investigating, preparing to market and marketing the Securities and proposing to purchase and purchasing the Securities under this Agreement, including the fees and expenses of their counsel, and any advertising expenses incurred by them in making offers and sales of the Securities.

          Section 8.  Indemnification and Contribution. (a)  The Issuer agrees
                      --------------------------------
to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act and each of their respective directors and officers against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, such controlling person or such director or officer may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Rule 430A Information, if applicable, or any amendment or supplement thereto and all Incorporated Documents, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter, each such controlling person and each such director or officer for any legal or other expenses reasonably incurred by such person in connection with investigating, defending or preparing to defend any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Rule 430A Information or any such amendment or such supplement or such Incorporated Document, in reliance upon and in conformity with any Underwriter Information; provided further, the foregoing indemnity with respect to any untrue statement contained in or omission from a Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter or any director or officer of such Underwriter or controlling person) from whom the person asserting any such loss, claim, damage or liability purchased any of the Securities if a copy of the final Prospectus (as then amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if a court of competent jurisdiction determines, in a judgment not subject to appeal or final review, that (i) such is required by law, at or prior to the written confirmation of the sale of such Securities to such person, (ii) the final Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability and (iii) such failure to deliver the Prospectus was not a result of noncompliance by the Issuer with the first and third sentences of Section 6(e) hereof. This indemnity agreement will be in addition to any liability which the Issuer may otherwise have. The Issuer shall not, without the prior written consent of each Underwriter, effect any settlement of any pending or threatened proceeding in respect of which any Underwriter is or could have been a party and indemnity could have been sought hereunder by such Underwriter, unless such settlement includes an unconditional release of such Underwriter from all liability on claims that are the subject matter of such proceeding.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Issuer, each of its directors, its officers who signed the Registration Statement and each person, if any, who controls the Issuer within the meaning of the Securities Act and the Exchange Act against any losses, claims, damages or liabilities to which the Issuer or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Rule 430A Information, if applicable, or any amendment or supplement thereto and all Incorporated Documents, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, the Rule 430A Information or any such amendment or supplement or such Incorporated Document, in reliance upon and in conformity with any Underwriter Information furnished to the Issuer by such Underwriter; and will reimburse any legal or other expenses reasonably incurred by the Issuer or any such director, officer or controlling person in connection with investigating, defending or preparing to defend any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of such claim or action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party or a conflict or potential conflict exists, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties, provided, further, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel for all indemnified parties unless (1) the employment of more than one counsel by the indemnified party has been authorized in writing by the indemnifying party or (2) it is necessary (based on advice of counsel to the indemnified party) for an indemnified party to employ additional local counsel in particular jurisdictions. No indemnifying party shall be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the consent of the indemnifying party, which consent shall not be unreasonably withheld. The indemnification obligations hereunder are payable as they are incurred.

          (d) If the indemnification provided for in Section 8(a) or (b) hereof is for any reason, other than as specified in such provisions, unavailable to or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by each indemnified party in respect of losses, claims, damages or liabilities (or actions in respect thereof) referred to in Section 8(a) or (b) hereof (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Underwriters on the other hand from the offering of the Securities or, (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuer bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Issuer on the one hand and the Underwriters on the other shall by determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Issuer or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer and the Underwriters agree that it would not be just and equitable if their respective obligations to contribute pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one for this purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). For purposes of this Section 8(d), the term "damages" shall include any legal or other expenses reasonably incurred by the Issuer or the Underwriters in connection with investigating or defending against any action or claim which is the subject of the contribution provisions of this
Section 8(d). Notwithstanding this Section 8(d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discount received by such Underwriter with respect to the Securities underwritten by such Underwriter exceeds the amount of any damages that such Underwriter has otherwise been required to pay pursuant to
Section 8(a), (b) and (c) hereof. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this
Section 8(d) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 8(d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Issuer, each officer of the Issuer who signed the Registration Statement, and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuer.

          Section 9.  Termination.  (a)  This Agreement may be terminated by the
                      -----------
Underwriters by notice to the Issuer prior to delivery of and payment for the Securities, (i) in the event that the Issuer shall have failed, refused or been unable to perform all obligations hereunder and satisfy all conditions on its part to be performed or satisfied in Section 4 hereof on or prior to the Closing Date, (ii) if on any date during the period from and including the date hereof to and including the Closing Date, (A) trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established by either of such Exchanges or by order of the Commission, the NASD or any other governmental authority, (B) a banking moratorium shall have been declared by New York, Maryland, Texas or United States authorities or (C) there shall have been any material adverse change in the financial markets in the United States or any outbreak of hostilities or an escalation thereof between the United States and any foreign entity, or of any other insurrection or armed conflict involving the United States, any declaration of war by Congress or any other substantial national or international calamity or emergency which, in the opinion of the Underwriters, makes it impracticable or inadvisable to offer or sell the Securities on the terms and in the manner contemplated by the Prospectus or enforce contracts for the sale of the Securities.

          (b) Termination of this Agreement pursuant to this Section 9 shall be without liability of any party to any other party. Notwithstanding any termination, the provisions of Sections 7 and 8 hereof shall remain in effect.

          Section 10.  Survival.  The respective representations, warranties,
                       --------
agreements, covenants, indemnities and other statements of the Issuer, its officers and the several Underwriters set forth in this Agreement or in any certificate issued pursuant to or in connection with this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation (or any statement as to the results thereof) made by or on behalf of the Issuer, any of its officers or directors, any Underwriter or any controlling person, (b) any termination of this Agreement and (c) delivery of and payment for the Securities.

          Section 11.  Notices.  All communications hereunder shall be in
                       -------
writing and, if sent to the Underwriters, shall be mailed or delivered or sent by telecopy to Chase Securities, Inc., One Chase Manhattan Plaza, New York, New York 10081, Attention: High Yield Finance; Telecopier: (212) 552-3061; with copies to NationsBank Corporate Center, 6th Floor, 100 North Tryon Street, Charlotte, North Carolina 28255, Attention: Syndicate, Telecopier: (704) 388-9212, and to Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, New York 10005, Attention: Arnold B. Peinado, III, Esq.; Telecopier:
212-530-5219; if sent to the Issuer, shall be mailed or delivered or sent by telex or telecopy to the Issuer at One North Charles Street, Baltimore, Maryland 21201, Attention: Thomas L. Owsley, Esq.; Telecopier: 410-659-4747; with a copy to McGuire, Woods, Battle & Boothe, One North Charles Street, Baltimore, Maryland 21201, Attention: John S. Graham, III, Esq.; Telecopier: 410-659-4599. Any such communication so delivered shall be deemed to have been duly given.

          Section 12.  Miscellaneous.  This Agreement shall inure to the benefit
                       -------------
of and shall be binding upon the several

Underwriters, the Issuer and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (a) the representations, warranties, indemnities and agreements of the Issuer contained in this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and (b) the indemnities by the Underwriters shall also be for the benefit of the directors of the Issuer, the officers of the Issuer who have signed the Registration Statement and any person or persons who control the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase. All of the obligations of the Underwriters hereunder are several and not joint. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Issuer and each of the several Underwriters.

                                              Very truly yours,

                                              CHASE SECURITIES, INC.
                                              NATIONSBANC CAPITAL MARKETS, INC.

                                              By CHASE SECURITIES, INC.


                                              By
                                                -------------------------------
                                                Name:
                                                Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CROWN CENTRAL PETROLEUM CORPORATION


By
  ---------------------------------
  Name:
  Title:

                                  SCHEDULE I


                                 UNDERWRITERS


                                                          Aggregate Principal
                                                               Amount of
                                                            Securities to be
                                                               Purchased
                                                               ---------
Underwriter
- -----------
Chase Securities, Inc.  . . . . . . . . . . . . . .        $
NationsBanc Capital Markets, Inc. . . . . . . . . .
                                                           ---------------
     Total. . . . . . . . . . . . . . . . . . . . .        $100,000,000.00
                                                           ===============

                                                                       EXHIBIT A

                       Form of Issuer's Counsel Opinion
            Pursuant to Section 4(b) of the Underwriting Agreement


                                   [to come]

                                                                       EXHIBIT B


                     Form of Accountant's Comfort Letters
            Pursuant to Section 4(d) of the Underwriting Agreement


                                   [to come]

                                      B-1